UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): October 18, 2004


                            Scottish Re Group Limited
             (Exact Name of Registrant as Specified in its Charter)


                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

                  001-16855                                       N/A
          (Commission File Number)                          (I.R.S. Employer
                                                         Identification Number)

                                 (441) 295-4451
              (Registrant's Telephone Number, Including Area Code)

              P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
           Hamilton HM12, Bermuda                                 N/A
  (Address of Principal Executive Offices)                     (Zip Code)





          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.01 Regulation FD Disclosure.

     On October 18, 2004, Scottish Re Group Limited (the "Company") issued a press release announcing that it had signed an asset purchase agreement pursuant to which ING will transfer all the assets and reinsure the liabilities of all of its U.S. individual life reinsurance business (the "Business") to the Company through a co-insurance transaction. In addition to the acquisition of the Business, the Company has signed a securities purchase agreement with The Cypress Group, the proceeds from which will satisfy the capital requirements for the acquired Business. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press Release issued by Scottish Re Group Limited on October 18, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             SCOTTISH RE GROUP LIMITED


                             By: /s/ Paul Goldean
                                 ---------------------------------------------
                                 Paul Goldean
                                 Executive Vice President and General Counsel



Dated:  October 18, 2004

                                INDEX TO EXHIBITS

Number    Description
------    -----------
99.1      Press Release issued by Scottish Re Group Limited on October 18, 2004.